HISTORIC HOSPITALITY D O W N T O W N WA S H I N G T O N , D C

The Madison Hyatt Regency on Capital Hill JW Marriott Westin City Center Mayflower

COMPETITIVE ADVANTAGE • LOCATION • PROXIMITY TO BUSINESS CORRIDOR • PROXIMITY TO LEISURE ATTRACTIONS • PUBLIC TRANSPORTATION • MEETING SPACE CONFIGURATION • RENOVATION • HILTON SYSTEMS

BEFORE AFTER LOBBY

GUEST ROOM BEFORE AFTER

JUNIOR SUITE BEFORE AFTER

PRESIDENTIAL SUITE BEFORE AFTER

NORTH GATE GRILL BEFORE AFTER

MINT HEALTH CLUB BEFORE AFTER

2012 MIX OF SALES • TRANSIENT 61% • GROUP MEETING 34% • GROUP TOUR 3%

STAR RESULTS 2011 2010 2009 OCCUPANCY INDEX 108.6 92.5 102.5 RATE INDEX 97.9 99.9 98.8 REVPAR INDEX 106.3 92.4 101.3

2013 OUTLOOK • INAUGURATION • YOY GROUP ROOMS BOOKING POSITION + 3800 ROOMS (12%) • YOY GROUP RATE POSITION + $7.45 (3%) • FAVORABLE GROUP PLACEMENT • IMPROVED CONGRESSIONAL CALENDAR • GOVERNMENT SPENDING OPINION

OPPORTUNITIES • MINT SUCCESS • AVAILABLE LEASE SPACE – APPROXIMATELY 14,000 SQ.FT • POTENTIAL 6 ROOM KEY CONVERSION • RELOCATION OF EXECUTIVE LOUNGE • ENERGY EFFICIENCY

THANK YOU

HISTORIC HOSPITALITY

DOWNTOWN WASHINGTON, DC


The Capital Hilton

Capital Hilton


The Madison
Mayflower
Westin City Center
JW Marriott
Hyatt Regency on Capital Hill
Q St NW
Q St NW
Rock Creek and Potomac Parkway
29th St NW
22nd St NW
Foggy Bottom
M St NW
13th St NW
7th St NW
6th St NW
Truxton Circle
50
N Capitol St NE
Mount Vernon Square
NoM
K St NW
K St NW
20th St NW
29
1
395
H St NW
H St NW
Lafayette Park
White House
17th St NW
George Washington University
Foggy Bottom
Verizon Center
14th St
E St Expy
E St NW
9th St NW
7th St NW
6th St NW
Judiciary Square
3rd St NW
11
10
The Ellipse
50
23rd St NW
Constitution Ave NW
bing
Reflecting Pool
Washington Monument
National Mall
Jefferson Dr SW
United States Capitol
GET DIRECTIONS

COMPETITIVE ADVANTAGE

- LOCATION
- PROXIMITY TO BUSINESS CORRIDOR
- PROXIMITY TO LEISURE ATTRACTIONS
- PUBLIC TRANSPORTATION
- MEETING SPACE CONFIGURATION
- RENOVATION
- HILTON SYSTEMS









LOBBY

BEFORE



AFTER



GUEST ROOM

BEFORE



AFTER



JUNIOR SUITE

BEFORE



AFTER



PRESIDENTIAL SUITE

BEFORE



AFTER



NORTH GATE GRILL

BEFORE



AFTER



MINT HEALTH CLUB

BEFORE



AFTER



2012 MIX OF SALES

• TRANSIENT	61%
• GROUP MEETING	34%
• GROUP TOUR	3%

STAR RESULTS

	2011	2010	2009
OCCUPANCY INDEX	108.6	92.5	102.5
RATE INDEX	97.9	99.9	98.8
REVPAR INDEX	106.3	92.4	101.3

2013 OUTLOOK

- INAUGURATION
- YOY GROUP ROOMS BOOKING POSITION + 3800 ROOMS (12%)
- YOY GROUP RATE POSITION + $7.45 (3%)
- FAVORABLE GROUP PLACEMENT
- IMPROVED CONGRESSIONAL CALENDAR
- GOVERNMENT SPENDING OPINION

OPPORTUNITIES

- MINT SUCCESS
- AVAILABLE LEASE SPACE – APPROXIMATELY 14,000 SQ.FT
- POTENTIAL 6 ROOM KEY CONVERSION
- RELOCATION OF EXECUTIVE LOUNGE
- ENERGY EFFICIENCY

THANK YOU